Exhibit 10.1

FIRST AMENDMENT TO

FIRST AMENDED AND RESTATED CREDIT AGREEMENT AND AMENDMENT TO

UNCONDITIONAL GUARANTY OF PAYMENT AND PERFORMANCE

THIS FIRST AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT AND AMENDMENT TO UNCONDITIONAL GUARANTY OF PAYMENT AND PERFORMANCE (this “Amendment”) made as of this 15th day of March, 2013, by and among CARTER/VALIDUS OPERATING PARTNERSHIP, LP, a Delaware limited partnership (the “Borrower”), CARTER VALIDUS MISSION CRITICAL REIT, INC., a Maryland corporation (“REIT”), HC-2501 W WILLIAM CANNON DR, LLC, a Delaware limited liability company (“HC-2501”), DC-19675 W. TEN MILE, LLC, a Delaware limited liability company (“DC-19675”), DC-1221 COIT ROAD, LLC, a Delaware limited liability company (“DC-1221”), DC-5000 BOWEN ROAD, LLC, a Delaware limited liability company (“DC-5000”), HC-8451 PEARL STREET, LLC, a Delaware limited liability company (“HC-8451”), HC-17322 RED OAK DRIVE, LLC, a Delaware limited liability company (“HC-17322”), GREEN WELLNESS INVESTORS, LLLP, a Florida limited liability limited partnership (“GWI”), and HC-1940 TOWN PARK BOULEVARD, LLC, a Delaware limited liability company (“HC-1940”; REIT, HC-2501, DC-19675, DC-1221, DC-5000, HC-8451, HC-17322, GWI and HC-1940 are hereinafter collectively referred to as the “Guarantors”), KEYBANK NATIONAL ASSOCIATION, a national banking association (“KeyBank”), THE OTHER LENDERS LISTED ON THE SIGNATURES PAGES HEREOF AS LENDERS (KeyBank and the other lenders are listed on the signatures pages hereof as Lenders, collectively, the “Lenders”), and KEYBANK NATIONAL ASSOCIATION, a national banking association, as Agent for the Lenders (the “Agent”).

W I T N E S S E T H:

WHEREAS, Borrower and KeyBank, individually and as Agent, entered into that certain First Amended and Restated Credit Agreement dated as of November 19, 2012 (as modified or amended from time to time, the “Credit Agreement”); and

WHEREAS, REIT and HC-2501 executed and delivered to Agent and the Lenders that certain Unconditional Guaranty of Payment and Performance dated as of March 30, 2012, as amended by that certain First Amendment to Unconditional Guaranty of Payment and Performance executed by REIT, HC-2501 and DC-19675 dated as of June 29, 2012 and that certain Second Amendment to Unconditional Guaranty of Payment and Performance executed by REIT, HC-2501 and DC-19675 dated as of July 19, 2012, and as ratified by that certain Ratification of Unconditional Guaranty of Payment and Performance dated as of November 19, 2012 by REIT, HC-2501, DC-19675, DC-1221, DC-5000 and HC-8451 (as modified, amended, or ratified from time to time, the “Guaranty”); and

WHEREAS, DC-19675 executed that certain Joinder Agreement dated as of May 25, 2012, thereby becoming a “Subsidiary Guarantor” and “Guarantor” under the Loan Documents (as defined in the Guaranty), including, without limitation, the Guaranty; and

WHEREAS, DC-1221 executed that certain Joinder Agreement dated as of August 16, 2012, thereby becoming a “Subsidiary Guarantor” and “Guarantor” under the Loan Documents (as defined in the Guaranty), including, without limitation, the Guaranty; and

WHEREAS, DC-5000 executed that certain Joinder Agreement dated as of August 16, 2012, thereby becoming a “Subsidiary Guarantor” and “Guarantor” under the Loan Documents (as defined in the Guaranty), including, without limitation, the Guaranty; and

WHEREAS, HC-8451 executed that certain Joinder Agreement dated as of September 28, 2012, thereby becoming a “Subsidiary Guarantor” and “Guarantor” under the Loan Documents (as defined in the Guaranty), including, without limitation, the Guaranty; and

WHEREAS, HC-17322 executed that certain Joinder Agreement dated as of November 28, 2012, thereby becoming a “Subsidiary Guarantor” and “Guarantor” under the Loan Documents (as defined in the Guaranty), including, without limitation, the Guaranty; and

WHEREAS, GWI executed that certain Joinder Agreement dated as of December 28, 2012, thereby becoming a “Subsidiary Guarantor” and “Guarantor” under the Loan Documents (as defined in the Guaranty), including, without limitation, the Guaranty; and

WHEREAS, HC-1940 executed that certain Joinder Agreement dated as of December 28, 2012, thereby becoming a “Subsidiary Guarantor” and “Guarantor” under the Loan Documents (as defined in the Guaranty), including, without limitation, the Guaranty; and

WHEREAS, Borrower and Guarantors have requested that the Agent and the Lenders make certain modifications to the Credit Agreement; and

WHEREAS, the Agent and the Lenders have consented to such modifications, subject to the execution and delivery of this Amendment.

NOW, THEREFORE, for and in consideration of the sum of TEN and NO/100 DOLLARS ($10.00), and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby covenant and agree as follows:

1. Definitions. All terms used herein which are not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

2. Modification of the Credit Agreement. The Agent, the Lenders and the Borrower hereby amend the Credit Agreement as follows:

(a) By inserting the following new definitions in §1.1 of the Credit Agreement, in the appropriate alphabetical order:

“Commodity Exchange Act. The Commodity Exchange Act (7 U.S.C. §1 et seq.), as amended from time to time, and any successor statute.”

“Documentation Agent. Capital One, National Association, a national banking association.”

“Excluded Hedge Obligation. With respect to any Guarantor, any Hedge Obligation, if, and to the extent that, all or a portion of the guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Hedge Obligation (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application of official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the guarantee of such Guarantor or the grant of such security interest becomes effective with respect to such Hedge Obligation. If a Hedge Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Hedge Obligation that is attributable to swaps for which such guarantee or security interest is or becomes illegal.”

(b) By deleting in its entirety the definition of “Hedge Obligations” appearing in §1.1 of the Credit Agreement, and inserting the following new definition in lieu thereof:

“Hedge Obligations. All obligations of Borrower to any Lender Hedge Provider to make any payments under any agreement with respect to an interest rate swap, collar, cap or floor or a forward rate agreement or other agreement regarding the hedging of interest rate risk exposure relating to the Obligations, and any confirming letter executed pursuant to such hedging agreement, and which shall include, without limitation, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act, all as amended, restated or otherwise modified. Under no circumstances shall any of the Hedge Obligations secured or guaranteed by any Loan Document as to a Guarantor include any obligation that constitutes an Excluded Hedge Obligation of such Guarantor.”

(c) By deleting the first sentence of §5.3 and inserting the following sentence in lieu thereof:

“Provided no Default or Event of Default exists, the Borrower shall have the right, subject to the consent of (i) all of the Lenders at any time there are three (3) or fewer Lenders, and (ii) the Required Lenders, Agent and the Documentation Agent at any time there are more than three (3) Lenders (which consent may be withheld in either the Lenders’, the Required Lenders’, the Agent’s or the Documentation Agent’s sole and absolute discretion), and the satisfaction by the Borrower of the conditions set forth in this §5.3, to add Potential Collateral to the Collateral as part of the Borrowing Base.”

(d) By deleting in its entirety §5.3(f) of the Credit Agreement, and inserting in lieu thereof the following:

“(f) the Lenders, or the Required Lenders, Agent and Documentation Agent, as required above, shall have consented to the inclusion of such Real Estate as a Mortgaged Property, which consent may be granted in the Lenders’, Required Lenders’, Agent’s or Documentation Agent’s sole and absolute discretion.”

(e) By modifying §8.11 by deleting the characters and figures “§7.20” and inserting in lieu thereof the characters and figures “§7.21”.

(f) By deleting the second sentence of §27, and inserting the following two sentences in lieu thereof:

“Notwithstanding the foregoing, no modification or waiver of the definition of Borrowing Base Availability may occur without the written consent of Agent, Documentation Agent and the Required Lenders. Notwithstanding the foregoing, no modification or waiver of any of the covenants set forth in §8.7, §9.1, §9.2, §9.3, §9.4, §9.5, §9.6, §9.7, §9.8, §9.9, §9.10, or §9.11 may occur without the written consent of the Required Lenders.”

3. Modification to Guaranty. Notwithstanding anything to the contrary contained in the Guaranty, under no circumstances shall the “Obligations” (as defined therein) include any obligation that constitutes an Excluded Hedge Obligation of any Guarantor.

4. References to Credit Agreement and Guaranty. All references in the Loan Documents to the Credit Agreement and Guaranty shall be deemed a reference to the Credit Agreement and Guaranty as modified and amended herein.

5. Consent of Guarantors. By execution of this Amendment, Guarantors hereby expressly consent to the modifications and amendments relating to the Credit Agreement, Guaranty and the Loan Documents as set forth herein, and Borrower and Guarantors hereby acknowledge, represent and agree that the Loan Documents (including without limitation the Guaranty) remain in full force and effect and constitute the valid and legally binding obligation of Borrower and Guarantors, respectively, enforceable against such Persons in accordance with their respective terms, and that the Guaranty extends to and applies to the foregoing documents as modified and amended.

6. Representations. Borrower and Guarantors represent and warrant to Agent and the Lenders as follows:

(a) Authorization. The execution, delivery and performance of this Amendment and the transactions contemplated hereby (i) are within the authority of Borrower and Guarantors, (ii) have been duly authorized by all necessary proceedings on the part of such Persons, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which any of such Persons is subject or any judgment, order, writ, injunction, license or permit applicable to such Persons, (iv) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of the partnership agreement or certificate, certificate of formation, operating agreement, articles of incorporation or other charter documents or bylaws of, or any mortgage, indenture, agreement, contract or other instrument binding upon, any of such Persons or any of its properties or to which any of such Persons is subject, and (v) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of such Persons, other than the liens and encumbrances created by the Loan Documents.

(b) Enforceability. The execution and delivery of this Amendment are valid and legally binding obligations of Borrower and Guarantors enforceable in accordance with the respective terms and provisions hereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and the effect of general principles of equity.

(c) Approvals. The execution, delivery and performance of this Amendment and the transactions contemplated hereby do not require the approval or consent of or approval of any Person or the authorization, consent, approval of or any license or permit issued by, or any filing or registration with, or the giving of any notice to, any court, department, board, commission or other governmental agency or authority other than those already obtained.

(d) Reaffirmation. Borrower and Guarantors reaffirm and restate as of the date hereof each and every representation and warranty made by the Borrower, the Guarantors and their respective Subsidiaries in the Loan Documents or otherwise made by or on behalf of such Persons in connection therewith except for representations or warranties that expressly relate to an earlier date.

7. No Default. By execution hereof, the Borrower and Guarantors certify that the Borrower and Guarantors are and will be in compliance with all covenants under the Loan Documents after the execution and delivery of this Amendment, and that no Default or Event of Default has occurred and is continuing.

8. Waiver of Claims. Borrower and Guarantors acknowledge, represent and agree that Borrower and Guarantors as of the date hereof have no defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Loan Documents, the administration or funding of the Loans or with respect to any acts or omissions of Agent or any of the Lenders, or any past or present officers, agents or employees of Agent or any of the Lenders, and each of Borrower and Guarantors does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action, if any.

9. Ratification. Except as hereinabove set forth or in any other document previously executed or executed in connection herewith, all terms, covenants and provisions of the Credit Agreement remain unaltered and in full force and effect, and the parties hereto do hereby expressly ratify and confirm the Credit Agreement. Nothing in this Amendment shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the indebtedness evidenced by the Notes or the other obligations of Borrower and Guarantors under the Loan Documents (including without limitation the Guaranty).

10. Counterparts. This Amendment may be executed in any number of counterparts which shall together constitute but one and the same agreement.

11. Miscellaneous. THIS AMENDMENT SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Credit Agreement.

12. Effective Date. This Amendment shall be deemed effective and in full force and effect as of the date hereof upon the execution and delivery of this Amendment by Borrower, Guarantors, Agent and the Required Lenders.

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IN WITNESS WHEREOF, the parties hereto have hereto set their hands and affixed their seals as of the day and year first above written.

BORROWER:

CARTER/VALIDUS OPERATING PARTNERSHIP, LP, a Delaware limited partnership

By:	Carter Validus Mission Critical REIT, Inc., a Maryland corporation, its general partner

	By:	/s/ John E. Carter
	Name:	John E. Carter
	Title:	Chief Executive Officer

(CORPORATE SEAL)

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GUARANTORS:

CARTER VALIDUS MISSION CRITICAL REIT, INC., a Maryland corporation

By:	/s/ John E. Carter
Name:	John E. Carter
Title:	Chief Executive Officer

(CORPORATE SEAL)

HC-2501 W WILLIAM CANNON DR, LLC, a Delaware limited liability company

By:	Carter/Validus Operating Partnership, LP, a Delaware limited partnership, its sole member

	By:	Carter Validus Mission Critical REIT, Inc., a Maryland corporation, its General Partner

		By:	/s/ John E. Carter
		Name:	John E. Carter
		Title:	Chief Executive Officer

(CORPORATE SEAL)

DC-19675 W. TEN MILE, LLC, a Delaware limited liability company

By:	Carter/Validus Operating Partnership, LP, a Delaware limited partnership, its sole member

	By:	Carter Validus Mission Critical REIT, Inc., a Maryland corporation, its General Partner

		By:	/s/ John E. Carter
		Name:	John E. Carter
		Title:	Chief Executive Officer

(CORPORATE SEAL)

[SIGNATURES CONTINUED ON NEXT PAGE]

DC-1221 COIT ROAD, LLC, a Delaware limited liability company

By:	Carter/Validus Operating Partnership, LP, a Delaware limited partnership, its sole member

	By:	Carter Validus Mission Critical REIT, Inc., a Maryland corporation, its General Partner

		By:	/s/ John E. Carter
		Name:	John E. Carter
		Title:	Chief Executive Officer

(CORPORATE SEAL)

DC-5000 BOWEN ROAD, LLC, a Delaware limited liability company

By:	Carter/Validus Operating Partnership, LP, a Delaware limited partnership, its sole member

	By:	Carter Validus Mission Critical REIT, Inc., a Maryland corporation, its General Partner

		By:	/s/ John E. Carter
		Name:	John E. Carter
		Title:	Chief Executive Officer

(CORPORATE SEAL)

HC-8451 PEARL STREET, LLC, a Delaware limited liability company

By:	Carter/Validus Operating Partnership, LP, a Delaware limited partnership, its sole member

	By:	Carter Validus Mission Critical REIT, Inc., a Maryland corporation, its General Partner

		By:	/s/ John E. Carter
		Name:	John E. Carter
		Title:	Chief Executive Officer

(CORPORATE SEAL)

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HC-17322 RED OAK DRIVE, LLC, a Delaware limited liability company

By:	Carter/Validus Operating Partnership, LP, a Delaware limited partnership, its sole member

	By:	Carter Validus Mission Critical
REIT, Inc., a Maryland corporation, its General Partner

		By:	/s/ John E. Carter
		Name:	John E. Carter
		Title:	Chief Executive Officer

(CORPORATE SEAL)

GREEN WELLNESS INVESTORS, LLLP, a Florida limited liability limited partnership

By:	HC-1940 Town Park Boulevard, LLC, a Delaware limited liability company, its General Partner

	By:	Carter/Validus Operating Partnership, LP, a Delaware limited partnership, its sole member

		By:	Carter Validus Mission Critical REIT, Inc., a Maryland corporation, its General Partner

			By:	/s/ John E. Carter
			Name:	John E. Carter
			Title:	Chief Executive Officer

(CORPORATE SEAL)

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HC-1940 TOWN PARK BOULEVARD, LLC, a Delaware limited liability company

By:	Carter/Validus Operating Partnership, LP, a
Delaware limited partnership, its sole member

	By:	Carter Validus Mission Critical REIT, Inc., a Maryland corporation, its General Partner

		By:	/s/ John E. Carter
		Name:	John E. Carter
		Title:	Chief Executive Officer

(CORPORATE SEAL)

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AGENT AND LENDERS:

KEYBANK NATIONAL ASSOCIATION, individually and as Agent

By:	/s/ Daniel L. Silbert
Name:	Daniel L. Silbert
Title:	Sr. Vice President

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CAPITAL ONE, NATIONAL ASSOCIATION

By:	/s/ Nathan Brenneman
Name:	Nathan Brenneman
Title:	Authorized Signatory

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SYNOVUS BANK

By:	/s/ David W. Bowman
Name:	David W. Bowman
Title:	Senior Vice President

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TEXAS CAPITAL BANK

By:	/s/ Robert N. Delph
Name:	Robert N. Delph
Title:	Executive Vice President